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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM T-1

            STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT
             OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

        Check if an application to determine eligibility of a Trustee pursuant to Section 305 (b)(2)  X
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                    MANUFACTURERS AND TRADERS TRUST COMPANY
              (Exact name of trustee as specified in its charter)

              NEW YORK                                       16-0538020
     (Jurisdiction of incorporation                       (I.R.S. employer
or organization if not a national bank)                  identification No.)

            One M&T Plaza
           Buffalo, New York                                   14203
(Address of principal executive offices)                     (Zip Code)

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                        CONTINENTAL HOMES HOLDING CORP.
              (Exact name of obligor as specified in its charter)

              DELAWARE                                      86-0554624
  (State or other jurisdiction of                        (I.R.S. employer
  incorporation or organization)                        identification No.)

       7001 N. Scottsdale Road
             Suite 2050
        Scottsdale, Arizona                                   85253
(Address of principal executive offices)                   (Zip Code)

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                    CONVERTIBLE SUBORDINATED NOTES DUE 2005
                        (Title of indenture securities)


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ITEM 1.  GENERAL INFORMATION

         Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

         Superintendent of Banks of the State of New York, 2 World Trade Center, New York, NY 10047 and Albany, NY 12203.

         Federal Reserve Bank of New York, 33 Liberty Street, New York, NY
         10045.

         Federal Deposit Insurance Corporation, Washington, D.C. 20429.

    (b)  Whether it is authorized to exercise corporate trust powers.

         Yes.


ITEM 2.  AFFILIATIONS WITH OBLIGOR

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

[Items 3 through 15 omitted pursuant to General Instruction B to Form T-1]
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ITEM 16.  LIST OF EXHIBITS

        Exhibit A.  Organization Certificate of the Trustee as Now in Effect
                    (incorporated herein by reference to Exhibit 1, Form T-1, Registration Statement No. 33-7309).

        Exhibit B.  Certificate of Authority of the Trustee to Commence Business
                    (incorporated herein by reference to Exhibit 2, Form T-1, Registration Statement No. 33-7309).

        Exhibit C.  Authorization of the Trustee to Exercise Corporate Trust
                    Powers (incorporated herein by reference to Exhibit 3, Form T-1, Registration Statement No. 33-7309).

        Exhibit D.  Existing By-Laws of the Trustee (incorporated herein by reference to Exhibit 4, Form T-1, Registration Statement No. 33-7309).

        Exhibit E.  Not applicable.

        Exhibit F.  Consent of the Trustee (incorporated herein by reference to
                    Exhibit 6, Form T-1, Registration Statement No. 33-7309).

        Exhibit G.  Report of Condition of the Trustee (incorporated herein by reference to Exhibit G, Form T-1, Registration Statement No. 33-96716).

        Exhibit H.  Not Applicable.

        Exhibit I.  Not Applicable.




                                   SIGNATURE


        Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Manufacturers and Traders Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized,all in the City of Buffalo, and State of New York, on the 16th day of October, 1995.

                                         MANUFACTURERS AND TRADERS TRUST COMPANY


                                           BY:   /s/ Russell T. Whitley
                                          --------------------------------------
                                                     Russell T. Whitley
                                                     Assistant Vice President